                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          FIRST COMMUNITY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          FIRST COMMUNITY CORPORATION
                              809 WEST MAIN STREET
                          ROGERSVILLE, TENNESSEE 37857

To the Shareholders of First Community Corporation:

     Notice is hereby given that the Annual Meeting of Shareholders of First Community Corporation (the "Company") will be held on April 23, 1997 at 6:00 p.m. at the main office of the Company, located at 809 West Main Street, Rogersville, Tennessee, for the following purposes:

          (1) To elect eight directors to hold office for a period of one year and until their successors are elected and qualified;

          (2) To ratify the selection of Heathcott and Mullaly as the independent accountants and auditors for the Company; and

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 24, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

By order of the Board of Directors,

John L. Campbell, Chairman

Rogersville, Tennessee
March 25, 1997

                                   IMPORTANT

     Whether or not you plan to attend the Annual Meeting, it would be appreciated if you would complete, sign and promptly return the enclosed proxy in the self-addressed prepaid envelope enclosed prior to the meeting. This will not prevent you from voting in person, if you so desire.

                                PROXY STATEMENT

                          FIRST COMMUNITY CORPORATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Community Corporation (the "Company") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 809 West Main Street, Rogersville, Tennessee, on April 23, 1997 at 6:00 p.m. for the purposes set forth in the accompanying notice. A proxy may be revoked by the shareholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. This proxy statement and the accompanying form of proxy have been mailed on or about March 25, 1997. The information contained herein is as of the date of the accompanying notice unless otherwise indicated. This proxy solicitation is made by the Company and the expenses thereof will be borne directly or indirectly by the Company.

     The Company's principal executive office is located at 809 West Main Street, Rogersville, Tennessee 37857, and its telephone number at such address is (423) 272-5800.

                      OTHER MEETING AND VOTING INFORMATION

     The shares represented by such proxies will be voted in accordance with the choices specified therein. If no choice has been specified, the shares will be voted FOR election of the nominees for director named herein, and in the proxies' discretion on any other matter which may properly come before the Annual Meeting.

     The Board of Directors of the Company (the "Board") does not know of any other matters which will be presented for action at the Annual Meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal which may be presented for action according to their best judgment.

     As of the record date, the Company has outstanding 625,505 shares of its no par value common stock. Holders of common stock are entitled to one vote for each share of common stock held on all matters to come before the Annual Meeting. Only shareholders of record at the close of business on March 24, 1997, are entitled to vote at the Annual Meeting or any adjournment thereof.

     The affirmative vote of a plurality of the votes cast is required in the election of the nominees as directors.

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Company's Board of Directors shall consist of not less than three (3) nor more than fifteen (15) person. The current Board of Directors consists of eight (8) members and those same eight
(8) persons have been nominated for election as directors of the Bank. All nominees have consented to be named in this proxy statement and have agreed to serve if elected. All of the nominees are presently directors of the Company and were elected at the Company's 1996 Annual Meeting. All of the directors have served as directors since the formation of the Company's predecessor in 1993.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 28, 1997 certain information with respect to the shares of the common stock of the Company beneficially owned by the shareholders known to the Company to own beneficially more than 5% of the shares and the shares of common stock beneficially owned by the Company's directors and executive officers and by all of its executive officers and directors as a group. The shares listed below and the percentage of ownership for each person named below have been calculated assuming that all presently exercisable options and options that will become exercisable within 60 days from the date of this table, that have been issued pursuant to any of the Company's stock option plans, have been exercised.

                      NAME AND ADDRESS                        NUMBER OF SHARES BENEFICIALLY
                    OF BENEFICIAL OWNERS                          OWNED ON 2/28/97 (%)
                    --------------------                      -----------------------------
John L. Campbell(1).........................................          45,725 (7.07%)
306 Colonial Road
Rogersville, TN 37857

Melissa Lane Campbell(2)....................................          41,804 (6.65%)
306 Colonial Road
Rogersville, TN 37857

Leland A. Davis(3)..........................................           7,100 (1.13%)
5416 Orebank Road
Kingsport, TN 37661

Kenneth E. Jenkins(4).......................................          43,800 (6.97%)
8501 Stagecoach Road
Bulls Gap, TN 37711

Dr. David R. Johnson(5).....................................           9,250 (1.47%)
2608 Suffolk Street
Kingsport, TN 37660

William J. Krickbaum(6).....................................          44,200 (7.03%)
704 W. Hills Drive
Rogersville, TN 37857

Sidney K. Lawson(7).........................................          28,075 (4.47%)
P. O. Box 700
Rogersville, TN 37857

Tommy W. Young(8)...........................................          10,600 (1.69%)
Route 4, Box 39
Apartment #2
Church Hill, TN 37642

All Directors and(9) Executive Officers as a group (eight
  persons)..................................................        205,829 (30.82%)

---------------

(1) Includes 24,725 shares jointly owned by Mr. and Mrs. Campbell and 21,000 shares which Mr. Campbell currently has a right to acquire under Company stock options.
(2) Includes 5,699 shares held by the Robert S. Lane Family Trust over which Mrs. Campbell has voting control. Also includes the 24,725 shares jointly owned by Mr. and Mrs. Campbell, and 3,100 shares which Mrs. Campbell currently has a right to acquire under Company stock options. Also includes 8,280 shares held by Mrs. Campbell's mother.
(3) Includes 3,100 shares which Mr. Davis currently has a right to acquire under Company stock options.
(4) Includes 5,500 shares held by Mr. Jenkins' wife, as to which he disclaims beneficial ownership, and 3,100 shares which Mr. Jenkins currently has a right to acquire under Company stock options.

(5) Includes 850 shares held by Dr. Johnson's wife, as to which he disclaims beneficial ownership, and 3,100 shares which Dr. Johnson currently has a right to acquire under Company stock options.
(6) Includes 5,700 shares owned by Lyons Construction Company, all of the stock of which is owned by Mr. Krickbaum, and 11,600 shares owned by his two children. Also includes 2,700 shares which Mr. Krickbaum currently has a right to acquire under Company stock options.
(7) Includes 6,332 shares held by Mr. Lawson's wife, as to which he disclaims beneficial ownership, and 3,100 shares which Mr. Lawson currently has a right to acquire under Company stock options.
(8) Includes 3,100 shares which Mr. Young currently has a right to acquire under Company stock options.
(9) Includes 42,300 shares which all officers and directors as a group currently have a right to acquire under Company stock options.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The names of the Company's directors and executive officers, together with certain information regarding them, are as follows:

NAME AND RESIDENCE (AGE)                      COMPANY POSITION     PRINCIPAL OCCUPATION
------------------------                      ----------------     --------------------
John L. Campbell (47)....................  Chairman and President  Banker
306 Colonial Road
Rogersville, TN 37857

Melissa Lane Campbell (39)...............         Director         Piano Teacher
306 Colonial Road                                                  Spring House School of
Rogersville, TN 37857                                              Music

Leland A. Davis (74).....................         Director         Real Estate Development
5416 Orebank Road
Kingsport, TN 37661

Kenneth E. Jenkins (71)..................         Director         Vice President
8501 Stagecoach Road                                               Stamco, Inc.
Bulls Gap, TN 37711

Dr. David R. Johnson (46)................         Director         Veterinarian
2608 Suffolk Street                                                Kingsport Veterinary
Kingsport, TN 37660                                                Hospital

William J. Krickbaum (55)................         Director         Bridge Construction
704 West Hills Drive                                               Lyons Construction Company
Rogersville, TN 37857

Sidney K. Lawson (53)....................         Director         Heavy Construction
P. O. Box 700                                                      Lawson Construction Company
Rogersville, TN 37857

Tommy W. Young (61)......................         Director         Utility District Manager
P. O. Box 652                                                      Hawkins County Natural Gas
Rogersville, TN 37857

BIOGRAPHIES OF DIRECTORS AND OFFICERS

     John L. Campbell is the Chairman and President of the Bank. He is a graduate of Duke University and the Cornell Law School. He serves on various community and regional boards, including the East Tennessee State University Foundation, Greater Tri Cities Business Alliance, and ETSU Chair of Banking Advisory Board. Mr. Campbell is a member of the Tennessee Bankers Association Task Force on Credit Unions.

     Melissa Lane Campbell is the owner of the Spring House School of Music, and is the wife of John L. Campbell. She is a graduate of Hollins College and has a master's degree from University of North Carolina at Chapel Hill. She is certified by the Music Teachers National Association. She chairs the Audit Committee.

     Leland A. Davis owned Lee Davis Oil Company, an oil jobber. He is an active commercial real estate developer in Kingsport, Tennessee.

     Kenneth E. Jenkins is the founder of Minco, Inc., a producer of industrial ceramic materials. After the sale of his business, Mr. Jenkins has remained active in investments in Morristown and Greeneville, Tennessee as well as farming. He chairs the Loan Committee.

     Dr. David R. Johnson is the owner of Kingsport Veterinary Hospital. He is active in the Rotary Club and other professional and civic enterprises.

     William J. Krickbaum is the President of Lyons Construction Company, Inc., handling heavy construction and bridge building. A registered engineer, Mr. Krickbaum is President and Manager of Tri-Cities Concrete Company, a ready mix concrete business. He chairs the Compensation Committee.

     Sidney K. Lawson is the President of Lawson Construction Company, Inc., a commercial contracting firm in Rogersville. Mr. Lawson is actively engaged in farming. He chairs the Investment Committee.

     Tommy W. Young is Manager of the Hawkins County Gas Utility District. He has served in numerous leadership capacities on civic charities and organizations, including chairmanship of the Rogersville/Hawkins County Chamber of Commerce, United Way and others. He is Vice-Chairman of the Hawkins County Industrial Commission.

BIOGRAPHIES OF KEY PERSONNEL

     Mark A Gamble is Executive Vice President and the bank's senior lending officer. A banker for 20 years, Mr. Gamble began his career with First American Bank in the Tri-Cities, and came to First Community Bank after several years with the Resolution Trust Corporation.

     George E. Burnett is Senior Vice President and Cashier. In charge of operations, Mr. Burnett is a veteran banker, beginning with Tri-City Bank in his hometown of Bluff City, TN. He is the former head of operations at Citizens Union Bank in Rogersville.

     Steven M. Waller is Assistant Vice President and manager of the First Community Bank Church Hill office. He is a graduate of the Southern School of Consumer Lending, and the Southern School of Banking at Vanderbilt University.

     Kaye M. Stewart is Vice President and loan officer. A 33 year banking veteran, Ms. Stewart worked at Citizens Union Bank for 22 years in branch management and consumer loans. She is a graduate of the Tennessee Bankers Association Consumer Lending School.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid or accrued during the three years ended December 31, 1996 to the Chief Executive Officer. There are no other officers of the Company or Bank whose total annual salary and bonus exceeds $100,000; accordingly, disclosure regarding executive compensation is provided in the below tables only with respect to the Chief Executive Officer. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive payouts during 1994, 1995 or 1996. There were no grants of options to purchase shares of the Company's common stock made in 1995 or 1996.

                                                                                    LONG
                                                                 ANNUAL             TERM        ALL OTHER
                                                              COMPENSATION      COMPENSATION   COMPENSATION
                                                           ------------------   ------------   ------------
                                                  FISCAL    SALARY     BONUS      OPTIONS
NAME AND CURRENT POSITION                          YEAR      ($)         $          (#)
-------------------------                         ------   --------   -------   ------------
John L. Campbell................................   1996    $104,000        --            --       $6,550(1)
  Chairman and Chief Executive                     1995    $ 97,140        --            --       $6,250(1)
  Officer, Director                                1994    $ 92,000        --        35,000       $5,800(1)

---------------

(1) Represents director's fees.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants to the Company's Chief Executive Officer during 1994. There were no grants during 1995 or 1996.

                                       # OF SECURITIES         % OF TOTAL
                                      UNDERLYING OPTIONS   OPTIONS GRANTED TO     EXERCISE       EXPIRATION
NAME                                       GRANTED         EMPLOYEES IN 1994    PRICE ($/SH)        DATE
----                                  ------------------   ------------------   ------------   --------------
John L. Campbell....................        35,000               64.81%           $ 13.50      April 28, 2004

VALUE OF UNEXERCISED OPTIONS

     This table presents information regarding the value of unexercised options held at December 31, 1996. No stock options were exercised, and there were no SARs outstanding during 1996.

                                                         NUMBER OF UNEXERCISED   VALUE OF UNEXERCISED
                                                           OPTIONS AT FY-END     IN-THE-MONEY OPTIONS
                                                                  (#)                AT FY-END(1)
                                                         ---------------------   --------------------
                                                             EXERCISABLE/            EXERCISABLE/
NAME                                                         UNEXERCISABLE          UNEXERCISABLE
----                                                     ---------------------   --------------------
John L. Campbell.......................................      21,000/14,000        $  262,500/175,000

---------------

(1) Dollar values were calculated by determining the difference between the price of the common stock on December 31, 1996 of $26.00 per share and the exercise price of such options.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has established standing Executive, Audit, Loan, Investment and Compensation Committees. The Company does not have a standing nominating committee.

     EXECUTIVE COMMITTEE. The Executive Committee, which is comprised of Messrs. Campbell, Krickbaum, and Young, generally may exercise the authority of the Board of Directors, to the extent permitted by law, in the management of the Company between meetings of the Board of Directors. During fiscal 1996, the Executive Committee met 1 time.

     AUDIT COMMITTEE. The Audit Committee, which is comprised of Mrs. Campbell and Messrs. Johnson, Krickbaum, Young, and Campbell, is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement and establishing and monitoring the Company's financial policies and control procedures. During fiscal 1996, the Audit Committee met 5 times.

     COMPENSATION COMMITTEE. The Compensation Committee, which is comprised of Messrs. Krickbaum, Davis and Young, is responsible for establishing salaries, bonuses, and other compensation for the Company's officers and for administering the Company's stock option plans. During fiscal 1996, the Compensation Committee met 1 time.

     LOAN COMMITTEE. The Loan Committee exercises loan approval authority within limits established by the Board of Directors. It is comprised of Messrs. Jenkins, Krickbaum and Campbell and Mrs. Campbell. During 1996, the Loan Committee met 4 times.

     INVESTMENT COMMITTEE. The Investment Committee is responsible for the oversight of the investment portfolio and funding activities of the Company and is comprised of Messrs. Lawson, Davis and Campbell. During fiscal 1996, the Investment Committee met 2 times.

     During 1996, the Board of Directors met 13 times. Each director, during the period he or she was a director, attended at least 75% of the meetings of the Board of Directors and at least 75% of the total number of meetings of all of the committees on which he or she served. During 1996, the Holding Company Board met four times.

DIRECTOR COMPENSATION

     Members of the Board of Directors receive a fee of $500 for each Bank board meeting attended, $250 for each Holding Company board meeting or special board meeting, and are reimbursed for certain expenses incurred in serving as directors. In addition, board members who are not officers or employees of the Company receive a fee of $100 for each committee meeting attended, and inside directors receive a fee of $100 for each committee meeting attended after normal business hours. The outside directors of the Company are also entitled to receive options under the First Community Corporation Outside Directors' Stock Option Plan. See "Stock Incentive Plans." The Company has an Unfunded Deferred Compensation Plan which generally provides directors with the opportunity to defer all or a portion of their regular director fees. Pursuant to the terms of the Unfunded Deferred Compensation Plan, a director may elect to invest any amounts deferred in life insurance, in which case the bank and the director enter into a split-dollar life insurance agreement.

STOCK INCENTIVE PLANS

     The Company's Board of Directors and its shareholders have adopted and approved the 1994 Stock Option Plan (the "Employee Plan") and the Outside Directors' Stock Option Plan (the "Directors' Plan"). The Plans are intended to promote the interests of the Company and its shareholders, to improve the long-term financial performance of the Company, and to attract and retain the Company's management team by providing competitive financial incentives.

     1994 STOCK OPTION PLAN. The persons to whom options may be granted under the Employee Plan will be determined from time to time by the Company's Compensation Committee (the "Committee"). Officers and key employees of the Company and its subsidiary, as determined by the Board or the Committee, are eligible for grants of options.

     The Employee Plan provides for the granting of incentive stock options and non-statutory stock options. Incentive stock options offer employees the possibility of deferring taxes until the underlying shares of stock acquired upon exercise of the option are sold. For some of the Company's employees, the benefits of incentive stock options are outweighed by the disadvantages of certain restrictions imposed by the Internal Revenue Code. In addition, with non-statutory stock options, the Company receives a tax deduction at the time the employee recognizes ordinary income in an amount of such income to the employee. With incentive stock options, the Company does not receive a tax deduction at any time (assuming that the employee meets the holding period requirements for capital gain treatment).

     The Employee Plan is administered by the Committee. No person while a member of the Committee is eligible to be granted an option under the Employee Plan. Members of the Committee are appointed, and vacancies thereon filled, by the Board of Directors of the Company, and the Board has the power to remove members of the Committee.

     An aggregate of 75,000 shares of the Company's common stock, no par value, may be issued pursuant to the exercise of stock options by such officers and key employees of the Company and its subsidiary as the Committee may determine. As of December 31, 1996, options covering a total of 54,000 shares had been granted under the Employee Plan. There are no limitations on the number of shares of Common Stock which may be optioned to any one person, except that the aggregate fair market value (determined as of the time the option is granted) of Company Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under the Employee Plan (and any other incentive stock option plan of the Company or any subsidiary) may not exceed $100,000.

     OUTSIDE DIRECTORS' STOCK OPTION PLAN. The Directors' Plan provides that each person who was a non-employee director of the Company in April, 1994, will receive an option to purchase 2,500 shares of the Company's common stock, no par value. This option was exercisable immediately. In addition, on the first business day following the annual meeting of shareholders of each of the years 1994 through and including 1998, each outside director immediately following such annual meeting will be granted an option to purchase 500 shares of stock. These options will vest at a rate of 20% per year on the anniversary date of the annual meeting of shareholders. The exercise price of all options shall equal the fair market value of the Company's common stock on the date of grant.

     An aggregate of 50,000 shares are reserved for grants of options pursuant to the Directors' Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants. The total number of shares subject to the Directors' Plan and the number covered under each individual option is subject to automatic adjustment in the event of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, as determined by the Board of Directors.

     If any non-employee director ceases to be a director as a result of death or total disability while holding an option that has not expired and has not been fully exercised, such person or such person's executors, administrators, heirs, personal representative, conservator, or distributees may, at any time within six months after the date of such death or total disability, exercise the option in its entirety with respect to all remaining shares covered by that option.

     The options under the Directors' Plan are nonstatutory options intended not to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction to the Company. The exercise of an option by a non-employee director will result in taxable ordinary income to the non-employee director and a corresponding deduction for the Company, in each case equal to the difference between the option price and the fair market value of the shares on the date the option is exercised.

     The Directors' Plan is administered by the Board of Directors who is authorized to interpret the Plan but has no authority with respect to the selection of directors to receive options or the option price for shares subject to the Directors' Plan. The Board has no authority to materially increase the benefits under the plan. The Board may amend the Directors' Plan as it shall deem advisable but may not, without further shareholder approval, increase the maximum number of shares under the plan or options granted thereunder, reduce the minimum option price, extend the period during which options may be granted or exercised, or change the class of persons eligible to receive options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's directors and officers, as well as business organizations and individuals associated with them, are customers of the Bank. All loan transactions to such individuals and entities are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated borrowers and do not involve more than the normal risk of collectibility or present other unfavorable features.

     There are no cases in which aggregate extensions of credit outstanding to any one director or officer and his associates exceeds 10% of the equity capital of the Bank. At December 31, 1996, the total amount of loans to directors and executive officers was $1,824,214, or approximately 24% of shareholders' equity.

                       INDEPENDENT CERTIFIED ACCOUNTANTS

     Heathcott & Mullaly, certified public accountants, have been the Company's independent auditors since 1993 and reported on the Company's consolidated financial statements for the year-ended December 31, 1996. Heathcott & Mullaly is a member of the SEC practice section of the American Institute of Certified Public Accountants Division for CPA firms. A representative of Heathcott & Mullaly is not expected to attend the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     In order for the annual proposals by shareholders to be included in the 1998 proxy materials and to be considered for the 1998 Annual Meeting, all such proposals intended for presentation at the 1998 Annual Meeting must be mailed to John L. Campbell, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857 and must be received no later than November 25, 1997.

                          ANNUAL REPORT ON FORM 10-KSB

     To obtain a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (available without charge to shareholders), please write: John L. Campbell, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857.

                                                                     Appendix A

                         FIRST COMMUNITY CORPORATION
                                    PROXY
                        ANNUAL MEETING OF SHAREHOLDERS
                                April 23, 1997
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              (Please sign and return in the enclosed envelope.)

      The undersigned shareholder(s) of First Community Corporation (the "Bank") hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders, dated March 27, 1997, and hereby appoint(s) John L. Campbell Proxy of the undersigned, with full power of substitution and revocation, and authorize(s) him to vote the number of shares which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Bank to be held on April 23, 1997, at 6:00 p.m., local time, at the office of the Bank at 809 West Main Street, Rogersville, Tennessee, and any adjournment(s) thereof.

      The Board of Directors recommends a vote "FOR" the following proposals:

1.  Election of Directors.

      [  ]  FOR all nominees named (except as crossed through)

            John L. Campbell                 Dr. David R. Johnson
            Melissa Lane Campbell            William J. Krickbaum
            Leland A. Davis                  Sidney K. Lawson
            Kenneth E. Jenkins               Tommy W. Young

2. Ratification of selection of Heathcott & Mullaly as the independent accountants and auditors for the company.

      [  ]  FOR               [  ]  AGAINST             [  ]  ABSTAIN

3. With discretionary authority on any other matter which properly comes before the meeting.

      [  ]  FOR               [  ]  AGAINST             [  ]  ABSTAIN

    PLEASE COMPLETE, DATE, PROPERLY SIGN, AND RETURN THIS PROXY PROMPTLY.

    This Proxy, when properly executed, will be voted in accordance with the discretions given by the undersigned shareholder(s). If no direction is made, it will be voted in favor of each of the proposals.




Date:  ______________________     Signed: ____________________________________

                                          ____________________________________